Prospectus Supplement

October 21, 2008

Morgan Stanley Institutional Fund Trust

Supplement dated October 21, 2008 to the Prospectus dated January 31, 2008 of:

High Yield Portfolio

The Board of Trustees of the Morgan Stanley Institutional Fund Trust (the “Trust”) approved a Plan of Liquidation and Dissolution with respect to the High Yield Portfolio (the “Portfolio”), a series of the Trust. Pursuant to the Plan of Liquidation and Dissolution, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio’s shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the “Liquidation”). The Liquidation is expected to occur during the fourth quarter of 2008. Effective immediately, the Portfolio has suspended offering its shares to new investors.

Please retain this supplement for future reference.

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